                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported) DECEMBER 17, 1998
                              (December 16, 1998)



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)



           OKLAHOMA             1-13726                 73-1395733
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(State or other jurisdiction  (Commission     (IRS Employer Identification No.)
        of incorporation)     File Number)



     6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA     73118
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         (Address of principal executive offices)         (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On December 16, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing its 1999 capital budget and the suspension of the cash dividend on its preferred stock.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on December 16, 1998.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CHESAPEAKE ENERGY CORPORATION



                                         By: /s/  AUBREY K. MCCLENDON
                                             ---------------------------------
                                                  Aubrey K. McClendon,
                                                Chief Executive Officer

Dated:  December 16, 1998

                                 EXHIBIT INDEX


EXHIBIT           DESCRIPTION
99                Press Release issued by the Registrant on December 16, 1998.